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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 8, 2002
                                                         ----------------


                                PROPHET 21, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

      DELAWARE                      0-23306                   23-2746447
      ---------                     --------                  ----------
   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
    Incorporation)



         19 West College Avenue,
          Yardley, Pennsylvania                                  19067
 ------------------------------------------                  -------------
  (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (215) 493-8900



        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On November 8, 2002, Prophet 21, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 8, 2002, by and between XXI Merger Corp. ("XXI") and the Company. XXI was formed by Thoma Cressey Equity Partners Inc. and LLR Partners, Inc. Pursuant to the Merger Agreement, XXI will acquire all of the issued and outstanding shares of the Company's common stock ("Common Stock") for $16.30 per share (the "Merger").

         The Board of Directors of the Company has determined that the Merger Agreement is advisable and in the best interests of the stockholders of the Company and has unanimously approved and adopted the Merger Agreement. The Board of Directors received a fairness opinion from U.S. Bancorp Piper Jaffray, financial adviser to the Board of Directors. The closing of the Merger is subject to customary conditions, including approval by the Company's stockholders. Commitment letters have been obtained with respect to all necessary financing and the Merger is not subject to a financing contingency.

         As soon as practicable, the Company will file a proxy statement relating to the Merger with the Securities and Exchange Commission, and will schedule a special meeting of the Company's stockholders to vote on a proposal to approve and adopt the Merger Agreement. The Company's Board has unanimously recommended that the holders of the Common Stock approve and adopt the Merger Agreement. Dr. John E. Meggitt and Dorothy M. Meggitt, the Company's founders and members of its Board of Directors, have agreed to vote in favor of the Merger Agreement.

         The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 99.1.

         A copy of the press release issued by the Company is attached hereto as
Exhibit 99.2 and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PROPHET 21, INC.


Date: November 8, 2002
                                             /s/ CHARLES L. BOYLE III
                                             -----------------------------------
                                             Charles L. Boyle III
                                             President & Chief Executive Officer


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                                  EXHIBIT INDEX
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

Exhibit No.        Description
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
      99.1         Agreement and Plan of Merger dated as of November 8, 2002 by and between XXI Merger Corp. and Prophet 21, Inc.(1)

      99.2         Press Release, dated November 8, 2002

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(1)   Schedules and similar attachments to this exhibit have not been filed.
      These materials include Prophet 21, Inc.'s disclosure schedules. The Registrant agrees to furnish supplementally a copy of any of these materials to the Securities and Exchange Commission upon request.